UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (date of earliest event reported)
                                 March 30, 2007

                            Holmes Master Issuer plc
                            ------------------------
           (Exact name of issuing entity as specified in its charter)
                             Holmes Funding Limited
                             ----------------------
              (Exact name of depositor as specified in its charter)
                               Abbey National plc
                               ------------------
               (Exact name of sponsor as specified in its charter)


       England and Wales             333-139944             N/A
       -----------------             ----------             ---
  (State or other jurisdiction      (Commission        (IRS Employer
       of incorporation)            File Number)         ID Number)

          Abbey National House
            2 Triton Square
             Regent's Place
                 London                            NW1 3AN
--------------------------------------------------------------------------------
(Address of principal executive offices)          (Zip Code)

Registrant's Telephone Number,                +44 (0)20 7612 4000
including area code:                          -------------------

                                    No Change
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      {box} Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      {box} Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      {box} Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))

      {box} Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.  Financial Statements and Exhibits.
----------------------------------------------

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Not applicable.

      (d)   Exhibits:

            5.1   Opinion of Slaughter and May as to legality.
            8.1 Opinion of Cleary Gottlieb Steen and Hamilton as to U.S. tax matters.
            8.2   Opinion of Slaughter and May as to U.K. tax matters.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               HOLMES FUNDING LIMITED,



                               By: /s/ Martin McDermott
                                   -----------------------------
                                   Name:   Martin McDermott
                                   Title:  Director




Dated:  March 30, 2007

                                  EXHIBIT INDEX
                                  -------------


Exhibit No.          Description                                        Page No.
-----------          -----------                                        --------

5.1                  Opinion of Slaughter and May as to legality.

8.1 Opinion of Cleary Gottlieb Steen and Hamilton as to U.S. tax matters.

8.2 Opinion of Slaughter and May as to U.K. tax matters.

                                                                     EXHIBIT 5.1


                                                                  28 March 2007

Holmes Funding Limited                                            Your reference
Abbey National House
2 Triton Square                                                   Our reference
Regent's Place                                                    MSXH
London NW1 3AN                                                    Direct line
                                                                  020 7090 3063

Holmes Master Issuer PLC
Abbey National House
2 Triton Square
Regent's Place
London NW1 3AN.


Dear Sirs,

      US$14,998,000,000 CALLABLE ASSET BACKED CLASS A NOTES, CLASS B NOTES, CLASS M NOTES, CLASS C NOTES AND CLASS D NOTES (THE "NOTES") REGISTRATION STATEMENT ON FORM S-3 (FILE NO. 333-139944) We have acted as English legal advisers to Holmes Funding Limited (the "REGISTRANT") and Holmes Master Issuer PLC (the "COMPANY") in connection with the above-referenced Registration Statement in respect of the proposed issue of the Notes by the Company. Unless the context otherwise requires, expressions defined in the Issue Documents (as defined below) have the same meanings when used in this opinion and, where the context requires, references to the Notes include references to the Notes in global form. We have examined copies of the documents mentioned in the Schedule to this opinion and such other documents as we have considered necessary. We have not made any investigation of, and do not express any opinion on, the law of any jurisdiction other than England and Wales. We have assumed:-

      the capacity, power and authority of each of the parties (other than the Company, the Registrant, Holmes Trustees Limited and Abbey National plc (together the "RELEVANT PARTIES")) to execute, deliver and perform the terms of the documents specified in Part I of the Schedule to this opinion to which they are a party (together, the "ISSUE DOCUMENTS");

      the due execution and delivery of the Issue Documents;

      that the copies of the Memorandum and Articles of Association of the Relevant Parties examined by us are complete and up to date and would, if issued today, comply, in respect of the Articles of Association, with
      Section 380 of the Companies Act 1985;

      that the Notes will be duly executed, issued and authenticated in accordance with the provisions of the Underwriting Agreement, the Amended and Restated Master Issuer Trust Deed and the Amended and Restated Master Issuer Paying Agent and Agent Bank Agreement;

      that no law of any jurisdiction outside England and Wales would render such execution, delivery or issue illegal or ineffective and that, insofar as any obligation under any of the Issue Documents or the Notes is performed in, or is otherwise subject to, any jurisdiction other than England and Wales, its performance will not be illegal or ineffective by virtue of the law of that jurisdiction;

      that the information disclosed by our searches made today of the records at the office of the Registrar of Companies in London and at the Central Registry of Winding up Petitions in relation to the Relevant Parties was then complete, up to date and accurate and has not since then been materially altered or added to, and no notice of intention to appoint an administrator or an application for an administration order in respect of any of the Relevant Parties has been presented or filed in any court in England and Wales;

      that the minutes referred to in Part II of the Schedule to this opinion are a true record of the proceedings described therein of duly convened, constituted and quorate meetings of the Boards of Directors of the Relevant Parties acting in the interests and for a proper purpose of the respective Relevant Party, and that the relevant meetings were duly held and that the authorisations given thereat have not subsequently been revoked or amended;

      and have not verified the accuracy in respect of factual matters referred to in each Issue Document (including, without limitation, the accuracy of the representations and warranties therein);

      that the Issue Documents will in all material respects relevant hereto be executed and delivered substantially in the form of the relevant exhibit to the Registration Statement;

      that none of the parties to the Issue Documents has taken or will take any action in relation to the Notes (i) which would be a contravention of
      Section 19 of the Financial Services and Markets Act 2000 (the "FSMA") or
      (ii) in consequence of anything said or done by a person in the course of carrying on investment business (within the meaning of the FSMA) in contravention of that section;

      that (i) none of the Issue Documents will be entered into and none of the Notes will be issued in consequence of a communication in relation to which there has been or will be a contravention of Section 21 of the FSMA and (ii) no person has communicated or will communicate any inducement or invitation to engage in investment activity (within the meaning of the FSMA) in connection with the Issue Documents or the issue of the Notes in contravention of Section 21 of the FSMA; and

      that any party to any of the Issue Documents which is subject to the supervision of any regulatory authority in the United Kingdom has complied and will comply with the requirements of such regulatory authority in connection with the issue, offering or sale of the Notes.

      Based on and subject to the foregoing and subject to the reservations mentioned below and to any matters of fact not disclosed to us, we are of the opinion that the Notes will constitute valid and binding obligations of the Company. As a result, those obligations would be enforceable in proceedings before the English courts.

      Our opinion is qualified by the following reservations:-

      We do not express any opinion on European Community law as it affects any jurisdiction other than England and Wales.

      Any enforcement of the obligations of the Company in proceedings before the English courts would be by way of grant of a remedy in the event of a breach of those obligations. The nature and availability of the remedies provided by the English courts would depend on the circumstances. These remedies, including an order by the court requiring the payment of damages or the payment of a sum due, would be available subject to principles of law, equity and procedures of general application. Some remedies, including an order by the court requiring specific performance of an obligation or the issue of an injunction, would be entirely within the discretion of the court. The possibility of obtaining any remedy would be lost if proceedings were not to be commenced within certain time limits. The English courts have power to stay proceedings and may decline jurisdiction, notably if concurrent proceedings are being brought elsewhere. Accordingly, enforcement of the obligations of the Company under the Notes would not be certain in every circumstance.

      The obligations of the Company under the Notes will be subject to any law from time to time in force relating to liquidation or administration or any other law or legal procedure affecting generally the enforcement of creditors' rights.

      We hereby consent to the filing of this opinion as an exhibit to the Registration Statement. We also consent to the reference to Slaughter and May under the caption "Legal matters" in the Base Prospectus and form of Prospectus Supplement. In giving such consent, we do not admit that we are "experts", within the meaning of the term used in the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission issued thereunder, with respect to any part of the Registration Statement, including this opinion as an exhibit or otherwise.


                                Yours faithfully,

                              /s/ Slaughter and May

                                    SCHEDULE

PART I

      Underwriting Agreement dated 19 March 2007 in respect of the Series 1 Issue 2007-1 Notes, the Series 2 Issue 2007-1 Notes, the Series 3 Class A1 Issue 2007-1 Notes and the Series 4 Class A Issue 2007-1 Notes between the Company, Abbey National plc, the Registrant, Holmes Trustees Limited, Citigroup Global Markets Limited, Morgan Stanley & Co. International Limited and The Royal Bank of Scotland plc exhibited as Exhibit 1.1 to the Registration Statement (the "UNDERWRITING AGREEMENT").

      Draft Amended and Restated Master Issuer Trust Deed between the Company and The Bank of New York, London Branch exhibited as Exhibit 4.6.1 to the Registration Statement (the "AMENDED AND RESTATED MASTER ISSUER TRUST DEED").

      Draft Amended and Restated Master Issuer Paying Agent and Agent Bank Agreement between the Company, The Bank of New York, London Branch, The Bank of New York, New York Branch, The Bank of New York (Luxembourg) S.A. exhibited as
Exhibit 4.7 to the Registration Statement (the "AMENDED AND RESTATED MASTER ISSUER PAYING AGENT AND AGENT BANK AGREEMENT").



PART II

      The minutes of a meeting of the Board of Directors of the Company held on 21 March 2007 and 27 March 2007 signed by Ruth Samson as Chairman of such meetings.

      The minutes of a meeting of the Board of Directors of the Registrant held on 21 March 2007 and 27 March 2007 signed by Ruth Samson as Chairman of such meetings.

      The minutes of a meeting of the Board of Directors of Holmes Trustees Limited held on 21 March 2007 and 27 March 2007 signed by Ruth Samson as Chairman of such meetings.

      Copy of an extract from the minutes of a meeting of the Board of Directors of Abbey National plc held on .

      Copies of the Memorandum of Association and Articles of Association of the Company, from our searches of the records of the office of the Registrar of Companies in London on 28 March 2007.

      Copies of the Memorandum of Association and Articles of Association of the Registrant from our searches of the records of the office of the Registrar of Companies in London on 28 March 2007.

      Copies of the Memorandum of Association and Articles of Association of Holmes Trustees Limited from our searches of the records of the office of the Registrar of Companies in London on 28 March 2007.

      Copies of the Memorandum of Association and Articles of Association of Abbey National plc from our searches of the records of the office of the Registrar of Companies in London on 28 March 2007.

                                                                     EXHIBIT 8.1


Writer's Direct Dial:  +44 20 7614 2224
E-Mail: jduncan@cgsh.com



                                 March 28, 2007

Holmes Funding Limited
Abbey National House
2 Triton Square
Regent's Place
London  NW1 3AN
England


                           Re: Holmes Funding Limited
                           --------------------------


Ladies and Gentlemen:

      We have acted as U.S. tax counsel to Holmes Funding Limited, a private limited company incorporated in England and Wales, in connection with the preparation and filing with the Securities and Exchange Commission (the "Commission") of a registration statement on Form S-3 (No. 333-139944) relating to the registration of class A notes, class B notes, class M notes, class C notes and class D notes. Such registration statement, as amended when it became effective, including the information deemed to be a part thereof as of such time pursuant to Rule 430A under the Securities Act of 1933, as amended (the "Securities Act"), but excluding the appendices and exhibits thereto, is herein called the "Registration Statement", and the related prospectus, as first filed with the Commission pursuant to Rule 424(b) under the Securities Act, but excluding the appendices thereto, is herein called the "Prospectus." As U.S. tax counsel, we have participated in the preparation of the discussions set forth under the captions "Summary of prospectus--United States tax status" and "United States taxation" (the "Discussions") in the Prospectus. Capitalized terms used and not otherwise defined herein are used as defined in the Prospectus.

      We hereby confirm that the opinions set forth in the Discussions represent our opinions as to the matters of law covered by them and consent to the filing of this opinion as an exhibit on Form 8-K dated the date hereof.

      We are aware that we are referred to in the Discussions and under the heading "Legal matters" in the Prospectus, and we hereby consent to the references to us in those sections without thereby admitting that we are "experts" under the Securities Act or the rules and regulations of the Commission thereunder for purposes of any part of the Registration Statement.


                                            Very truly yours,

                                            CLEARY GOTTLIEB STEEN & HAMILTON LLP


                                            By /S/ JAMES DUNCAN
                                               -----------------------------
                                               James Duncan, a Partner

                                                                     EXHIBIT 8.2


                                                                29th March, 2007

Holmes Funding Limited                                          Your reference
Abbey National House
2 Triton Square                                                 Our reference
Regents Place                                                   SYL/DER
London NW1 3AN                                                  Direct line
                                                                020 7090 3848




 Dear Sirs,

       SECURITISATION OF MORTGAGE RECEIVABLES BY HOLMES MASTER ISSUER PLC
                                 (THE "ISSUER")
       -------------------------------------------------------------------

      We have acted as solicitors to Holmes Funding Limited, a private limited company incorporated in England and Wales ("FUNDING"), in connection with the preparation of the Registration Statement on Form S-3 (the "REGISTRATION STATEMENT"), which has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "ACT") with respect to the registration under the Act of class A notes, class B notes, class M notes, class C notes and class D notes (together, the "NOTES"). The Notes have been issued pursuant to a master issuer trust deed, governed by English law, between the Issuer and The Bank of New York, London Branch as note trustee, substantially in the form filed as Exhibit 4.6.1 to the Registration Statement.

      Based on certain assumptions, including the listing of the Notes on a recognised stock exchange and subject to the reservations below, we confirm and adopt our opinions as set forth in the prospectus relating to the Notes (the "PROSPECTUS") under the headings "United Kingdom tax status" and "United Kingdom taxation", to the extent that they constitute matters of law or legal conclusions with respect thereto.

      The opinion set forth is subject to the following reservations:

      the statements concerning United Kingdom tax consequences contained in the Prospectus do not purport to discuss all possible United Kingdom tax ramifications of the proposed issuance and are limited to the matters expressly referred to in the statements; and

      our opinion is confined to the matters expressly referred to at paragraph 2 above and is based on United Kingdom law and H.M. Revenue & Customs practice as at today's date. For the avoidance of doubt, we do not express any opinion on the laws of any jurisdiction other than the United Kingdom, or in relation to any United Kingdom tax or legal aspects other than the matters expressly referred to at paragraph 2 above.

      We hereby consent to the filing of this opinion as an exhibit to the Registration Statement. We also consent to the reference to Slaughter and May under the captions "United Kingdom tax status", "United Kingdom taxation" and "Legal matters" in the Prospectus. In giving such consent, we do not admit that we are "experts", within the meaning of the term used in the Act or the rules and regulations of the Securities and Exchange Commission issued thereunder, with respect to any part of the Registration Statement, including this opinion as an exhibit or otherwise.

      This opinion shall be governed by and construed in accordance with English law.


Yours faithfully,

/s/ Slaughter and May